Exhibit 99.1

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION RELATING TO THE FIRST STAR ACQUISITION

The unaudited pro forma combined condensed consolidated financial information has been prepared using the acquisition method of accounting, giving effect to ESSA Bancorp’s merger with First Star. The unaudited pro forma combined condensed consolidated statement of financial condition combines the historical financial information of ESSA Bancorp and First Star as of June 30, 2012, and assumes that the proposed merger was completed on that date. The unaudited pro forma combined condensed consolidated statements of operations give effect to the proposed First Star merger as if it had been completed at the beginning of that period. The unaudited pro forma combined condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial condition had the merger been completed on the dates described above, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. For the unaudited pro forma combined condensed consolidated financial information as of and for the year ended September 30, 2011 and as of and for the three month period ended December 31, 2011, please see the 424(b)(3) prospectus filed by ESSA Bancorp, Inc. with the Securities and Exchange Commission on April 23, 2012.

The unaudited pro forma balance sheet, stockholders’ equity and net income are qualified by the statements set forth under this caption and should not be considered indicative of the market value of ESSA Bancorp common stock or the actual or future results of operations of ESSA Bancorp for any period. Actual results may be materially different than the pro forma information presented.

ESSA BANCORP, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

JUNE 30, 2012

	ESSA Bancorp, Inc. Historical	First Star Bancorp, Inc. Historical	Mark to Market Adjustments		Merger and Consolidating Adjustments		Pro Forma Combined
	(dollars in thousands)

ASSETS
Cash and due from banks	$8,624	$49,820					$58,444
Interest-bearing deposits with other institutions	14,160	9,400			(12,305	) A	11,255

Total cash and cash equivalents	22,784	59,220					69,699
Certificates of deposit	—	1,293					1,293
Investment securities available for sale	276,496	118,594	(3,140	) F			391,950
Loans receivable, net	741,200	217,567	(4,551	) B			954,216
Federal Home Loan Bank stock	14,474	9,690					24,164
Premises and equipment	11,453	2,868	2,028	I			16,349
Bank-owned life insurance	23,844	3,764					27,608
Foreclosed real estate	1,769	385	(367	) G			1,787
Intangible assets, net	1,582	—	1,218	C			2,800
Goodwill	413	—	7,481	K			7,894
Other assets	19,048	13,396	999	J			33,443

TOTAL ASSETS	$1,113,063	$426,777	3,668		(12,305)		$1,531,203

LIABILITIES
Deposits	$688,897	$332,991	2,264	D			$1,024,152
Short-term borrowings	11,000	—					11,000
Other borrowings	234,410	48,988	4,703	E			288,101
Advances by borrowers for taxes and insurance	6,942	4,302					11,244
Convertible subordinated debentures	—	—	0				—
Junior subordinated debentures	—	8,248	348	H			8,596
Other liabilities	8,140	3,990					12,130

TOTAL LIABILITIES	949,389	398,519					1,355,223

Commitment and contingencies (Notes 12 and 13)	—	—					—

STOCKHOLDERS’ EQUITY
Preferred stock	—	5,680	(5,680	) A			—
Common stock	170	1,200	(1,200	) A	12	A	182
Additional paid-in capital	168,389	12,953	(12,953	) A	12,294	A	180,683
Unallocated common stock held by the Employee Stock Ownership Plan (“ESOP”)	(11,098)	—					(11,098)
Retained earnings	67,910	13,014	(13,014	) A			67,910
Treasury stock, at cost	(61,944)	(384)	384	A			(61,944)
Accumulated other comprehensive income (loss)	247	(4,205)	4,205	A			247

TOTAL STOCKHOLDERS’ EQUITY	163,674	28,258	(20,943)		12,306		175,980

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,113,063	$426,777					$1,531,203

ESSA BANCORP, INC. AND SUBSIDIARY

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED JUNE 30, 2012

	ESSA Bancorp, Inc. Historical	First Star Bancorp, Inc. Historical	Pro Forma Acquisition Adjustments		Pro Forma Combined
	(dollars in thousands)

INTEREST INCOME
Loans receivable	$27,366	$8,790	$362	M	$36,518
Investment securities:
Taxable	4,902	2,058	—		6,960
Exempt from federal income tax	158	—	—		158
Other investment income	13	3	—		16

Total interest income	32,439	10,851	362		43,652

INTEREST EXPENSE
Deposits	5,527	2,607	(698	) N	7,436
Short-term borrowings	18	—	—		18
Junior subordinated debentures		653			653
Other borrowings	6,679	2,041	—		8,720

Total interest expense	12,224	5,301	(698)		16,827

NET INTEREST INCOME	20,215	5,550	1,060		26,825
Provision for loan losses	1,750	—	—		1,750

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	18,465	5,550	1,060		25,075

NONINTEREST INCOME
Service fees on deposit accounts	2,058	242	—		2,300
Services charges and fees on loans	550	151	—		701
Trust and investment fees	684	—	—		684
Impairment loss on securities	—	(2,090)	—		(2,090)
Gain on sale of investments, net	147	—	—		147
Gain on sale of loans, net	27	—	—		27
Earnings on bank-owned life insurance	588	—	—		588
Insurance commissions	563	—	—		563
Other	25	645	—		670

Total noninterest income	4,642	(1,052)	—		3,590

NONINTEREST EXPENSE
Compensation and employee benefits	11,804	3,042	—		14,846
Occupancy and equipment	2,288	803	—		3,091
Professional fees	1,083	242	—		1,325
Data processing	1,512	260	—		1,772
Advertising	263	80	—		343
Federal Deposit Insurance Corporation (“FDIC”) premiums	497	377	—		874
Loss on foreclosed real estate	90	(335)	—		(245)
Amortization of intangible assets	243	—	—		243
Amortization of core deposit intangible	—	—	198	L	198
Other	2,282	767	—		3,049

Total noninterest expense	20,062	5,236	198		25,496

Income before income taxes	3,045	(738)	862		3,169
Income taxes	706	(295)	293		704

NET INCOME	$2,339	$(443)	$569		$2,465

There are no anticipated cost savings from the merger reflected in the pro forma statements of operations.

NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

A	Represents the purchase price of $24.611 million based on the exchange ratio of 1.0665 shares of ESSA Bancorp, Inc. common stock for one share of FSB common stock resulting in the issuance of 1,152,195 shares at the closing price of $10.68 and the disbursement of $12.305 million in cash.
B	Represents a $6.649 million fair market value adjustment to the loan portfolio net of the reversal of $2.098 allowance for loan losses.
C	Represents the fair value of the core deposit intangible created associated with the deposit liabilities assumed, estimated at approximately 1.02% of core deposits. Such intangible is anticipated to be amortized over a period of nine years using the double declining balance method.
D	Represents the fair value adjustment to time deposit liabilities assumed based on the difference between the cash flows using contractual interest rates compared to the cash flows using market interest rates.
E	Represents the fair value adjustment to borrowings based on prepayment quotes from the FHLB.
F	Represents the fair value adjustment to investment securities in excess of FSB’s estimate.
G	Represents the fair value adjustment to Foreclosed Real Estate.
H	Represents the fair value adjustment to Junior Subordinated Debt based on prepayment quotes.
I	Represents the fair value adjustment to bank owned buildings based on appraisals.
J	Represents adjustments to deferred tax assets.
K	Calculation of Goodwill:

Purchase price		$24,611

FSB equity at 6/30/12	28,258
Adjustments:
Investment securities	(3,140)
Loan portfolio	(4,551)
Premises	2,028
Foreclosed Real Estate	(367)
Time deposits	(2,264)
Borrowings	(4,703)
Junior Subordinated Debentures	(348)
Core deposit intangible created	1,218
Reduce purchased deferred taxes	(3,424)
Related deferred taxes	4,423

Adjusted equity		17,130

Goodwill		$7,481

L	Amortization of core deposit intangible.
M	Represents nine months of second year of net accretion of loan FMV adjustments.
N	Represents nine months of second year of FMV adjustments to time deposits.